Earnings / (Loss) Per Share (EPS)	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings / (Loss) Per Share (EPS)
17.	Earnings / (Loss) Per Share (EPS)

Basic and Diluted EPS – Common Shares:

Numerator	2014	2015	2016
Net income / (loss)	$2,623,515	$(26,968,751)	$(226,628,862)
Less: Series C Preferred Shares dividends	(2,061,749)	(2,061,749)	(1,994,812)
Plus: Partial Redemption of Series C Preferred Shares	-	-	565,656
Less: (Income) / loss attributable to non-vested share awards	(12,208)	556,088	1,512,734
Net income / (loss) available to common shareholders	$549,558	$(28,474,412)	$(226,545,284)

Denominator
Weighted average number of common shares outstanding, basic and diluted	572,738	611,746	1,461,786

Net income / (loss) per common share, basic and diluted	$0.96	$(46.55)	$(154.98)

Weighted Average Number of Shares – Basic - In calculating basic EPS, the Company includes the effect of vested share awards from their vesting date.

Weighted Average Number of Common Shares – Diluted - In calculating diluted EPS the Company includes the potential dilution that could occur if securities or other contracts to issue common stock were exercised. In calculating diluted EPS for the common shares, the unvested share awards outstanding under the Company's Stock Incentive Plan, common shares issuable upon exercise of the Company's outstanding warrants and common shares issuable upon conversion of all outstanding convertible preferred shares, are included in the shares outstanding under the treasury stock method, unless their effect is anti-dilutive.

The Company excluded the dilutive effect of 2,800 (2015: 9,780, 2014: 10,110) non-vested share awards and 149,617 (2015: 149,617, 2014: 149,617) warrants in calculating dilutive EPS for its common shares as of December 31, 2016, as they were anti-dilutive.